UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

Red Hat, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26281	06-1364380
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 754-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Information required by Item 1.01 is contained in Item 2.01 below which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 7, 2004, Red Hat, Inc. (“Red Hat”) completed its purchase of the Netscape Security Solutions unit from Netscape Communications Corporation and America Online, Inc. (together, the “Sellers”) for a purchase price of $20.5 million in cash. An additional $2.5 million is payable by Red Hat contingent on certain future customer orders being placed on or before April 30, 2005. The assets acquired by the Red Hat are derived from the Netscape Enterprise Suite and included Netscape Directory Server and Netscape Certificate Management System.

The acquisition was effected pursuant to an Asset Purchase Agreement by and among the Company and the Sellers dated as of September 29, 2004 (the “Asset Purchase Agreement”), as modified by a letter agreement dated December 6, 2004 (the “Letter Agreement”). The Letter Agreement provides for the post-closing delivery of audited financial statements of the business unit acquired. The foregoing summary of certain material provisions of the Asset Purchase Agreement and Letter Agreement does not purport to be a complete summary. You are urged to read the Asset Purchase Agreement and the Letter Agreement, copies of which are attached as exhibits to this current report on Form 8-K, for a complete description of the terms and conditions of such agreements.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

It is currently impracticable for Red Hat to provide the required financial statements. In accordance with Item 9.01(a)(4) of the Instructions to Form 8-K, Red Hat will file such financial statements as soon as they are available, and in no event later than 71 days from the date of the 8-K filing.

(b)	Pro Forma Financial Information

It is currently impracticable for Red Hat to provide the required pro forma financial information. In accordance with Item 9.01(b)(2) of the Instructions to Form 8-K, Red Hat will file such financial statements as soon as they are available, and in no event later than 71 days from the date of the 8-K filing.

(c)	Exhibits

Exhibit 2.1	Asset Purchase Agreement dated September 29, 2004 among Red Hat, Inc., Netscape Communications Corporation and America Online, Inc.*

Exhibit 2.2	Letter Agreement dated December 6, 2004 among Red Hat, Inc., Netscape Communications Corporation and America Online, Inc.

*	The registrant has requested that certain portions of this exhibit be given confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

Date: December 9, 2004	By:	/s/ DELISA K. ALEXANDER
	Name:	DeLisa K. Alexander
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated September 29, 2004 among Red Hat, Inc., Netscape Communications Corporation and America Online, Inc.*

2.2	Letter Agreement dated December 6, 2004 among Red Hat, Inc., Netscape Communications Corporation and America Online, Inc.

*	The registrant has requested that certain portions of this exhibit be given confidential treatment.